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                                                                    EXHIBIT 10.4

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (this "Amendment") is made as of the 23rd day of March 1995, between FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation ("FFMC"), and PATRICK H. THOMAS (the "Executive"), to further amend the Employment Agreement, dated March 22, 1994, between FFMC and the Executive (the "Employment Agreement").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Amendment to Employment Agreement dated December 21, 1994, between FFMC and the Executive (the "First Amendment"), the Employment Agreement was amended deleting subsections (b) and (g) of Section 3 in their entirety, thereby eliminating FFMC's obligations to make a Restricted Stock Award of 472,500 shares of the Common Stock and a Restricted Stock Award of 500,000 shares of FFMC Common Stock pursuant to Restricted Award Agreements, dated March 22, 1994);

     WHEREAS, the Restricted Stock Awards granted under the Employment Agreement were in fact rescinded and cancelled by agreement of FFMC and the Executive and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 472,500 shares of FFMC Common Stock) and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 500,000 shares of FFMC Common Stock) were in fact rescinded and cancelled by agreement of FFMC and the Executive, and all rights of the Executive thereunder were in fact terminated;

     WHEREAS, pursuant to a Second Amendment to the Employment Agreement dated March 13, 1995, new Restricted Stock Awards have been granted to the Executive; and

     WHEREAS, the parties desire to further amend the Employment Agreement:

     NOW, THEREFORE, in consideration of the mutual promises herein, the parties hereto agree as follows:
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                                 A G R E E M E N T

     1. All capitalized terms used herein shall have the same meanings ascribed to them in the Employment Agreement and the First Amendment.

     2.   Section 5(g) is hereby changed to read as follows:

          (g)  In addition to the amounts payable under subsection (a), (b) or
          (c) of this Section 5, FFMC shall pay the Executive a tax equalization payment in accordance with this subsection. The tax equalization payment shall be in an amount which when added to the other amounts payable to the Executive under this Section 5 will place the Executive in the same after-tax position as if the excise tax penalty of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor statute of similar import, did not apply to any of the amounts payable under this Section 5 or any other amounts paid or deemed to be paid to the Executive by FFMC pursuant to this Agreement, whether or not the Executive's employment is terminated, including any amounts paid under this subsection (g). The amount of this tax equalization payment shall be determined by FFMC's independent accountants and shall be payable to the Executive at the same time as the payment under subsection (a), (b) or (c) of this Section 5.

     3. Except as expressly modified by this Amendment and the First and Second Amendments, the Employment Agreement shall remain in full force and effect pursuant to its terms.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                              FIRST FINANCIAL MANAGEMENT
                                CORPORATION


                              By:/s/ Robert E. Coleman
                                 ----------------------------------
                                 Robert E. Coleman, Chairman of the
                                 Compensation Committee

                              EXECUTIVE


                              /s/ Patrick H. Thomas
                              ---------------------
                              Patrick H. Thomas